  Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Nine Months Ended
September 30, 2006

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Nine Months Ended September 30, 2006

This supplemental financial information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could."  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company's filings on Form 10-K and 10-Q with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Lisa Fortuna, Financial Relations Board	Darryl Cater, Media Relations Coordinator
(312) 640-6779	(630) 218-8000 x4896
lfortuna@frbir.com	cater@inlandgroup.com

INLAND REAL ESTATE CORPORATION

ANNOUNCES 12.1% INCREASE IN FFO FOR THIRD QUARTER 2006

OAK BROOK, Ill. (November 3, 2006) – Inland Real Estate Corporation (NYSE: IRC) today announced financial results for the third quarter ended September 30, 2006.

Highlights

•

Funds From Operations (FFO) of $23.2 million or $0.34 per share (basic and diluted) for three months ended September 30, 2006, increases of 12.1% and 9.7% respectively

•

Net income increased 41.7% to $14.6 million

•

The Company’s portfolio was 96.2% leased as of September 30, 2006, 0.3% ahead of both first and second quarter

•

70 new and renewal leases were executed for the rental of 380,000 aggregate square feet during the third quarter; renewal lease activity increased 23.0% over expiring rates

•

The Company announced a joint venture to engage in growth opportunities within the 1031 Exchange Tenant in Common business

Financial Results

The Company reported that FFO, a widely accepted measure of performance for real estate investment trusts (REITs), for the three months ended September 30, 2006 was $23.2 million, an increase of 12.1% compared to $20.7 million for the three months ended September 30, 2005.  On a per share basis, FFO was $0.34 (basic and diluted) for the three months ended September 30, 2006, an increase of 9.7% compared to $0.31 (basic and diluted) for the three months ended September 30, 2005.  The increases in FFO and FFO per share are primarily due to strong same store portfolio operating results achieved during the quarter.

The Company reported that net income was $14.6 million for the three-months ended September 30, 2006, an increase of 41.7% compared to net income of $10.4 million for the three months ended September 30, 2005.  On a per share basis, net income was $0.22 per share (basic and diluted) for the three months ended September 30, 2006, an increase of 46.7% compared to $0.15 per share (basic and diluted) for the three months ended September 30, 2005.  Net income for the three months ended September 30, 2006 included gains on sale of property of $4.0 million, or $0.06 per share versus $0.5 million or $0.01 per share for the three months ended September 30, 2005.

FFO increased $0.3 million or 0.4% to $67.6 million for the nine months ended September 30, 2006.  On a per share basis, FFO remained constant at $1.00 for both nine month periods.  Excluding the one time lease termination fee earned in the first quarter of 2005, FFO and FFO per share decreased 8.9% and 8.7%, respectively.  Net income increased $1.5 million, or 4.3%, to $36.7 million for the nine months ended September 30, 2006, compared to net income of $35.2 million for the nine months ended September 30, 2005.  Net income per share was $0.54 (basic and diluted) for the nine months ended September 30, 2006, an increase of $0.02 or 3.8%.  Included in net income are gains on sale of property of $6.6 million or $0.10 per share for the nine months ended September 30, 2006 and $0.5 million or $0.01 per share for the nine months ended September 30, 2005.  The increase in net income for the nine months ended September 30, 2006 over the year ago period is due primarily to the gains earned on the sale of investment property, offset by the one-time lease termination fee received during the first quarter of 2005.  A reconciliation of FFO to net income and FFO per share to net income per share is provided at the end of this news release.

“The Company’s solid gains in earnings during the quarter demonstrate the vitality of our retail portfolio,” said Robert Parks, President and Chief Executive Officer of Inland Real Estate Corporation.  “Our deep market knowledge and sustained relationships with tenants resulted in a 23% increase over expiring rates in renewing leases during the quarter.  And with our joint venture with Inland Real Estate Exchange Corporation, announced in September, we continue to engage in opportunities to enhance growth for the Company and build value for our shareholders.  Finally, we are very pleased with the Company’s inclusion in the S&P Small Cap 600 index during the quarter."

Portfolio Performance
Total revenues increased 4.4% to $44.8 million for the three-months ended September 30, 2006, from $42.9 million for the three months ended September 30, 2005.  For the nine months ended September 30, 2006, total revenues decreased $4.2 million or 3.0% to $133.7 million, primarily due to the lease termination fee income earned in the first quarter of 2005.  The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and nine-month periods during each year.  A total of 122 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.  Net operating income increased 5.2% to $29.6 million (cash basis and excluding lease termination fee income) on the same store portfolio for the three months ended September 30, 2006, from $28.1 million one year ago.  Same store net operating income increased 3.3% (cash basis and excluding lease termination fee income) to $87.9 million for the nine months ended September 30, 2006, compared to $85.1 million for the nine months ended September 30, 2005.  The increase for both the three and nine month periods is primarily the result of positive leasing spreads, along with reduced operating expenses.  As of September 30, 2006, occupancy for the Company’s same store portfolio was 95.1%, equal to the occupancy level at June 30, 2006 and September 30, 2005.

EBITDA increased 12.6% to $36.6 million for the three months ended September 30, 2006, compared to $32.5 million for the three months ended September 30, 2005.  For the nine months ended September 30, 2006, EBITDA increased 4.1% to $105.8 million from $101.6 million last year.  A definition and reconciliation of EBITDA to income from continuing operations is provided at the end of this news release.

Balance Sheet, Market Value and Liquidity
EBITDA coverage of interest expense was 2.8 times for the three months ended September 30, 2006.  The Company has provided EBITDA and the related non-GAAP coverage ratios as supplemental disclosure because the Company believes such disclosure provides useful information regarding the Company’s ability to service and incur debt.

At September 30, 2006, the Company had an equity market capitalization of $1.2 billion and $0.9 billion of total debt outstanding for a total market capitalization of $2.1 billion and a debt-to-total market capitalization of 43.5%.  Approximately 72% of this debt was fixed at a weighted average interest rate of 5.39%.  At September 30, 2006, the Company had approximately $258 million available for future borrowings under its unsecured line of credit, which the Company uses for acquisitions, capital improvements, tenant improvements, leasing costs and working capital.

Leasing
The Company reports that leasing activity remains strong throughout its portfolio.  For the three months ended September 30, 2006, the Company executed 25 new and 45 renewal leases, aggregating approximately 380,000 square feet.  The 25 new leases comprise approximately 197,000 square feet with an average rental rate of $12.84 per square foot, an 11.9% increase over the average expiring rate.  The 45 renewal leases comprise approximately 183,000 square feet with an average rental rate of $15.20 per square foot, a 23.0% increase over the average expiring rate.  As of September 30, 2006, the Company’s portfolio was 96.2% leased, compared to 96.5% leased as of September 30, 2005, and ahead of the 95.9% leased as of June 30, 2006 and March 31, 2006.

Acquisitions
During the third quarter 2006, the Company acquired for $14.0 million Wauconda Crossing Shopping Center in Wauconda, Illinois, a 91,000 square foot retail center anchored by Dominick’s and Walgreens.

In October 2006, the Company acquired, through its joint venture with New York State Teachers' Retirement System, for $18.1 million Ravinia Plaza in Orland Park, Illinois, a 101,000 square foot retail center anchored by Borders, Panera Bread, Pier 1 Imports and Chipotle.

Dispositions
In the third quarter 2006, the Company sold one retail center, Regency Point in Lockport, Illinois, for approximately $8.3 million.  Proceeds from the sale of the 55,000 square foot asset were directed into a 1031 exchange escrow for future acquisitions.

Joint Venture

The Company announced in September a joint venture with Inland Real Estate Exchange Corporation (IREX).  We believe the partnership will provide us with enhanced growth potential through the 1031 Exchange Tenant in Common business while generating fees for acquisition and property management services provided to the program.

Dividends
In August, September and October 2006 the Company paid monthly cash dividends to stockholders of $0.08 per common share.

Guidance
The Company expects that FFO per common share (basic and diluted) for fiscal year 2006 will be in the range of $1.35 to $1.37.  The Company anticipates limited acquisitions through the remainder of the year, although management continues to explore prudent investment opportunities.  We are therefore adjusting the top level of guidance downward by $0.02 to reflect these expectations.

Conference Call/Webcast
The Company will host a management conference call to discuss its financial results on Friday, November 3, 2006 at 11:00 a.m. CT (12:00 noon ET).  Hosting the conference call for the Company will be Robert Parks, President and Chief Executive Officer, Mark Zalatoris, Chief Operating Officer, Brett Brown, Chief Financial Officer and Scott Carr, President of Property Management.  The conference call can be accessed by dialing 866-713-8563, or 617-597-5311 for international callers.  The conference call passcode is 48150786.  The Company recommends that participants dial in at least ten minutes prior to the scheduled start of the call.  The conference call also will be available via live webcast on the Company’s website at www.inlandrealestate.com.  The conference call will be recorded and available for replay beginning at 1:00 p.m. CT (2:00 p.m. ET) on November 3, and will be available until midnight on Friday, November 10, 2006.  Interested parties can access the replay of the conference call by dialing 888-286-8010, or 617-801-6888 for international callers.  The replay passcode is 80551197.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that currently owns interests in 144 neighborhood, community, lifestyle and single-tenant retail centers located primarily in the Midwestern United States, with aggregate leasable space of approximately 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three-months ended September 30, 2006, is available at www.inlandrealestate.com.

This press release contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
September 30, 2006 and December 31, 2005
(In thousands except per share data)

Assets

	September 30, 2006 (unaudited)	December 31, 2005
Investment properties:
Land	$341,470	317,604
Construction in progress	-	821
Building and improvements	929,511	878,614

	1,270,981	1,197,039
Less accumulated depreciation	210,864	188,483

Net investment properties	1,060,117	1,008,556

Cash and cash equivalents	18,337	26,804
Investment in securities (net of an unrealized loss of $469 and an unrealized gain of $293 at September 30, 2006 and December 31, 2005, respectively)	17,511	19,133
Restricted cash	10,709	4,049
Accounts and rents receivable (net of provision for doubtful accounts of $2,410 and $2,798 at September 30, 2006 and December 31, 2005, respectively)	34,192	31,742
Mortgage receivable	16,088	11,406
Investment in and advances to unconsolidated joint ventures	70,789	52,889
Deposits and other assets	3,743	2,959
Acquired above market lease intangibles (net of accumulated amortization of $2,282 and $1,856 at September 30, 2006 and December 31, 2005, respectively)	3,430	3,831
Acquired in-place lease intangibles (net of accumulated amortization of $6,155 and $4,395 at September 30, 2006 and December 31, 2005, respectively)	23,594	19,942
Leasing fees (net of accumulated amortization of $1,738 and $1,387 at September 30, 2006 and December 31, 2004, respectively)	3,182	2,795
Loan fees (net of accumulated amortization of $3,786 and $2,735 at June 30, 2006 and December 31, 2005, respectively)	4,600	4,893

Total assets	$1,266,292	1,188,999

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets (continued)
September 30, 2006 and December 31, 2005
(In thousands except per share data)

Liabilities and Stockholders' Equity

	September 30, 2006 (unaudited)	December 31, 2005
Liabilities:
Accounts payable and accrued expenses	$3,463	4,560
Acquired below market lease intangibles (net of accumulated amortization of $3,567 and $3,216 at September 30, 2006 and December 31, 2005, respectively)	4,921	7,477
Accrued interest	3,075	2,426
Accrued real estate taxes	20,791	22,946
Distributions payable	5,422	5,401
Security and other deposits	2,450	2,423
Mortgages payable	628,926	602,817
Line of credit	142,000	65,000
Prepaid rents and unearned income	2,562	2,752
Other liabilities	11,235	12,631

Total liabilities	824,845	728,433

Commitments and contingencies

Minority interest	8,328	18,748

Stockholders' Equity:
Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at September 30, 2006 and December 31, 2005	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 67,768 and 67,502 Shares issued and outstanding at September 30, 2006 and December 31, 2005, respectively	678	675
Additional paid-in capital (net of offering costs of $58,816)	653,790	649,797
Accumulated distributions in excess of net income	(220,880)	(208,947)
Accumulated other comprehensive income (loss)	(469)	293

Total stockholders' equity	433,119	441,818

Total liabilities and stockholders' equity	$1,266,292	1,188,999

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and nine months ended September 30, 2006 and 2005 (unaudited)
(In thousands except per share data)

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005
Revenues:
Rental income	$32,951	31,213	97,103	95,068
Tenant recoveries	11,465	11,458	35,804	35,940
Lease termination income	200	-	322	6,264
Other property income	232	210	482	630

Total revenues	44,848	42,881	133,711	137,902

Expenses:
Property operating expenses	4,397	4,843	14,352	16,966
Real estate tax expense	7,910	8,414	24,232	23,990
Bad debt expense	244	54	775	785
Depreciation and amortization	10,267	9,665	31,018	30,088
General and administrative expenses	2,428	2,339	7,374	6,503

Total expenses	25,246	25,315	77,751	78,332

Operating income	19,602	17,566	55,960	59,570

Other income	1,389	738	3,297	1,590
Fee income from unconsolidated joint ventures	657	540	1,747	1,463
Gain on sale of investment properties	132	223	623	68
Interest expense	(11,490)	(10,070)	(32,875)	(30,980)
Minority interest	(194)	(299)	(810)	(732)
Equity in earnings of unconsolidated joint ventures	553	1,237	2,419	3,170

Income from continuing operations	10,649	9,935	30,361	34,149

Discontinued operations:
Income from discontinued operations (including gain on sale of investment properties of $3,883 and $263 for the three months ended September 30, 2006 and 2005, respectively and $6,017 and $481 for the nine months ended September 30, 2006 and 2005)	3,977	446	6,383	1,068

Net income available to common stockholders	14,626	10,381	36,744	35,217

Other comprehensive income:
Unrealized gain (loss) on investment securities	(352)	631	(762)	560

Comprehensive income	$14,274	11,012	35,982	35,777

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and nine months ended September 30, 2006 and 2005 (unaudited)
(In thousands except per share data)

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

Basic and diluted earnings available to common shares per weighted average common share:

Income from continuing operations	$0.16	0.15	0.45	0.51
Discontinued operations	0.06	-	0.09	0.01

Net income available to common stockholders per weighted average common share – basic and diluted	$0.22	0.15	0.54	0.52

Weighted average number of common shares outstanding – basic	67,665	67,309	67,573	67,192

Weighted average number of common shares outstanding – diluted	67,734	67,358	67,642	67,241

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

Net income	$14,626	10,381	36,744	35,217
Gain on sale of investment properties, net of minority interest	(4,015)	(486)	(6,405)	(549)
Gain on non-operating property	-	-	156	33
Equity in depreciation and amortization of unconsolidated ventures	2,476	1,311	6,638	2,812
Amortization on in-place lease intangibles	755	684	2,253	2,223
Amortization on leasing commissions	201	167	574	514
Depreciation, net of minority interest	9,156	8,686	27,640	27,056

Funds From Operations	$23,199	20,743	67,600	67,306

Net income available to common stockholders per weighted average common share – basic and diluted	$0.22	0.15	0.54	0.52

Funds From Operations, per weighted average common share – basic and diluted	$0.34	0.31	1.00	1.00

Weighted average number of common shares outstanding, basic	67,665	67,309	67,573	67,192

Weighted average number of common shares outstanding, diluted	67,734	67,358	67,642	67,241

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

Income from continuing operations	$10,649	9,935	30,361	34,149
Gain (loss) from operations	(132)	223	(623)	68
Income from discontinued operations	94	183	366	773
Interest expense	11,490	10,070	32,875	30,980
Interest expense associated with discontinued operations	-	49	44	162
Interest expense associated with unconsolidated joint ventures	1,755	936	4,880	2,068
Depreciation and amortization	10,267	9,665	31,018	30,088
Depreciation and amortization associated with discontinued operations	27	103	186	501
Depreciation and amortization associated with unconsolidated joint ventures	2,481	1,313	6,654	2,818

EBITDA	$36,631	32,477	105,761	101,607

Total Interest Expense	$13,245	11,055	37,799	33,210

EBITDA: Interest Expense Coverage Ratio	2.8 x	2.9 x	2.8 x	3.1 x

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2006 and 2005
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

Total revenues	$44,848	42,881	133,711	137,902

Net Income	$14,626	10,381	36,744	35,217
Gain on sale of investment properties, net of minority interest	(4,015)	(486)	(6,405)	(549)
Gain on non-operating property	-	-	156	33
Equity in depreciation and amortization of unconsolidated ventures	2,476	1,311	6,638	2,812
Amortization on in-place leases	755	684	2,253	2,223
Amortization on leasing commissions	201	167	574	514
Depreciation, net of minority interest	9,156	8,686	27,640	27,056
Funds From Operations	$23,199	20,743	67,600	67,306

Net income available to common stockholders per weighted average common share – basic and diluted	$0.22	0.15	0.54	0.52

Funds From Operations per weighted average common share – basic and diluted	$0.34	0.31	1.00	1.00

Distributions Declared	$16,242	16,153	48,677	48,035
Distributions Per Common Share	$0.24	0.24	0.72	0.71
Distributions / Funds From Operations Payout Ratio	70.0%	77.9%	72.0%	71.4%
Weighted Average Commons Shares Outstanding, Diluted	67,734	67,358	67,642	67,241

	As of September 30, 2006	As of September 30, 2005

Total Assets	$1,266,292	1,190,915

General and Administrative Expenses	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

General and Administrative Expenses (G&A)	$2,428	2,339	7,374	6,503
G&A Expenses as a Percentage of Total Revenue	5.3%	5.5%	5.5%	4.7%
Annualized G&A Expenses as a Percentage of Total Assets	0.77%	0.79%	0.78%	0.73%

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2006 and 2005
(In thousands except per share and square footage data)

Net Operating Income	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

Net Operating Income (NOI) (Cash basis)	$31,757	29,120	93,718	90,068
Same Store Net Operating Income (Cash basis)	$29,554	28,090	87,860	85,087
Same Store NOI Percentage Increase Over Prior Year Period	5.2%		3.3%

Occupancy (2)	As of September 30, 2006	As of September 30, 2005

Leased Occupancy	96.2%	96.5%
Financial Occupancy	95.5%	94.4%
Same Store Financial Occupancy	95.1%	95.0%

Capitalization	As of September 30, 2006	As of December 31, 2005

Total Shares Outstanding	67,768	67,502
Closing Price Per Share	$17.52	14.79
Equity Market Capitalization	$1,187,295	998,355
Total Debt (3)	913,445	745,631
Total Market Capitalization	$2,100,740	1,743,986

Debt to Total Market Capitalization	43.5%	42.8%

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)

Includes properties held in joint venture.

(3)

Includes pro-rata share of joint venture debt.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2006 and 2005
(In thousands except per share and square footage data)

Funds From Operations and Other Information

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

Net income	$14,626	10,381	36,744	35,217
Gain on sale of investment properties	(4,015)	(486)	(6,405)	(549)
Gain on non-operating property	-	-	156	33
Equity in depreciation and amortization of unconsolidated ventures	2,476	1,311	6,638	2,812
Amortization on in-place lease intangibles	755	684	2,253	2,223
Amortization on leasing commissions	201	167	574	514
Depreciation, net of minority interest	9,156	8,686	27,640	27,056
Funds From Operations	$23,199	20,743	67,600	67,306
Net income available to common stockholders per common share – diluted	$0.22	0.15	0.54	0.52
Funds From Operations per common share – diluted	$0.34	0.31	1.00	1.00
Weighted average number of common shares outstanding – diluted	67,734	67,358	67,642	67,241

Additional Information
Straight-line rents	$352	294	605	(16)
Amortization of above and below market rents	148	262	491	785
Amortization of deferred financing fees	383	343	1,068	1,456
Stock based compensation expense	66	53	184	125

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$1,707	738	2,077	1,641
Non-maintenance / revenue generating cap ex
Tenant improvements	1,876	1,897	10,424	7,139
Leasing commissions	369	167	1,290	640

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2006 and 2005

(In thousands except per share and square footage data)

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005

Income from continuing operations	$10,649	9,935	30,361	34,149
Gain from operations	(132)	223	(623)	68
Income from discontinued operations	94	183	366	773
Interest expense	11,490	10,070	32,875	30,980
Interest expense associated with discontinued operations	-	49	44	162
Interest expense associated with unconsolidated ventures	1,755	936	4,880	2,068
Depreciation and amortization	10,267	9,665	31,018	30,088
Depreciation and amortization associated with discontinued operations	27	103	186	501
Depreciation and amortization associated with unconsolidated ventures	2,481	1,313	6,654	2,818

EBITDA	$36,631	32,477	105,761	101,607

Total interest expense	$13,245	11,055	37,799	33,210

EBITDA: Interest Expense Coverage Ratio	2.8 x	2.9 x	2.8 x	3.1 x

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006
(In thousands except per share and square footage data)

Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at September 30, 2006:

Fixed rate debt
Mortgagee	Interest Rate at September 30, 2006	Maturity Date	Balance at September 30, 2006	Percent of Total Debt
Allstate	5.27%	11/2012	$12,500	1.62%
Allstate	5.27%	12/2012	18,000	2.33%
Allstate	5.87%	09/2009	6,000	0.78%
Allstate	4.65%	01/2010	22,500	2.92%
Allstate (a)	9.25%	12/2009	3,857	0.50%
Allstate	4.70%	10/2010	12,380	1.61%
Allstate	5.19%	08/2012	36,200	4.70%
Archon Financial	4.88%	01/2011	30,720	3.98%
Bear, Stearns Funding, Inc.	6.03%	07/2007	13,600	1.76%
Bear, Stearns Funding, Inc.	6.60%	03/2009	8,000	1.04%
Bear, Stearns Funding, Inc.	5.01%	04/2010	15,300	1.98%
Bear, Stearns Funding, Inc.	5.14%	04/2010	11,125	1.44%
Bear, Stearns Funding, Inc.	5.17%	04/2010	23,690	3.07%
Bear, Stearns Funding, Inc.	4.11%	06/2011	38,730	5.02%
Bear, Stearns Funding, Inc.	5.01%	10/2010	7,885	1.02%
Bear, Stearns Funding, Inc.	5.33%	07/2013	16,000	2.08%
Berkshire Mortgage (a)	7.79%	10/2007	13,324	1.73%
Column Financial, Inc	7.00%	11/2008	25,000	3.24%
John Hancock Life Insurance (a)	7.65%	01/2018	12,035	1.56%
Key Bank	5.00%	10/2010	7,500	0.97%
LaSalle Bank N.A.	5.52%	04/2010	13,550	1.76%
LaSalle Bank N.A. (b)	4.86%	12/2006	16,411	2.13%
LaSalle Bank N.A.	4.88%	11/2011	29,650	3.85%
Lehman Brothers Holding, Inc.	6.36%	10/2008	54,600	7.08%
Metlife Insurance Company	4.71%	12/2010	20,100	2.61%
Midland Loan Serv. (a)	7.86%	01/2008	4,667	0.61%
Midland Loan Serv (a)	5.17%	04/2014	18,355	2.38%
Nomura Credit & Capital, Inc.	5.02%	08/2011	8,800	1.14%
Principal Life Insurance	5.96%	12/2008	11,000	1.43%
Principal Life Insurance	5.25%	10/2009	7,400	0.96%
Principal Life Insurance	3.99%	06/2010	32,930	4.27%
Woodmen of the World	6.75%	06/2008	4,625	0.60%

Total/Weighted Average Fixed Rate	5.39%		$556,434	72.18%

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006
(In thousands except per share and square footage data)

Variable rate debt
Mortgagee	Interest Rate at September 30, 2006	Maturity Date	Balance at September 30, 2006	Percent of Total Debt

LaSalle Bank N.A.	6.73%	12/2010	$7,833	1.02%
LaSalle Bank N.A.	6.73%	04/2010	2,468	0.32%
LaSalle Bank N.A.	6.73%	06/2010	2,732	0.35%
LaSalle Bank N.A.	6.73%	06/2010	2,255	0.29%
LaSalle Bank N.A.	6.73%	04/2010	2,400	0.31%
LaSalle Bank N.A. (b)	7.13%	12/2006	18,738	2.43%
LaSalle Bank N.A.	7.13%	12/2007	14,898	1.93%
LaSalle Bank N.A.	6.73%	07/2010	10,654	1.38%
LaSalle Bank N.A. (c)	4.13%	12/2014	6,200	0.80%
LaSalle Bank N.A. (b)	7.08%	12/2006	4,314	0.56%

Total/Weighted Average Variable Rate Secured	5.99%		72,492	9.40%

KeyBank	6.85%	04/2008	142,000	18.42%

Total/Weighted Average Variable Rate	6.56%		214,492	27.82%

Total/Weighted Average Debt	5.72%		$770,926	100.00%

(a)	These loans require payments of principal and interest monthly; all other loans listed are interest only.

(b)

Approximately $39,463 of the Company's mortgages payable mature during 2006.  The Company intends to replace these loans with new debt for terms of five years or longer at the market interest rate at the time the existing debt matures.

(c)

As part of the purchase of the property securing this loan, the Company assumed the existing mortgage-backed Economic Development Revenue Bonds, Series 1994, issued by the Village of Skokie, Illinois.  The interest rate on these bonds floats and is reset weekly by a re-marketing agent.  The rate at September 30, 2006 was 4.13%.  The bonds are further secured by an Irrevocable Letter of Credit, issued by LaSalle Bank at a fee of 1.25% of the principal amount outstanding, paid annually.  In addition, the Company is required to pay a re-marketing fee of 0.125% per annum of the principal amount outstanding, paid quarterly, and a trustee fee of $500, also paid quarterly.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006
(In thousands except per share and square footage data)

Top Ten Tenants (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc	17	$11,386	6.71%	1,104,302	7.90%
Dominick's Finer Foods	9	6,939	4.09%	598,984	4.29%
TJX Companies, Inc (2)	16	4,428	2.61%	512,832	3.67%
Roundy’s	6	3,764	2.22%	379,635	2.72%
K Mart	4	1,434	0.84%	372,922	2.67%
PetsMart	11	3,375	1.99%	267,138	1.91%
Kohl’s	3	2,088	1.23%	257,832	1.85%
Kroger	4	1,779	1.05%	235,687	1.69%
Office Depot	9	2,222	1.31%	199,180	1.43%
Carmax	2	4,021	2.37%	187,851	1.34%

Total		$41,436	24.42%	4,116,363	29.47%

(1)

Includes 100% of tenants in properties of unconsolidated joint ventures.

(2)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

(In thousands except per share and square footage data)

Lease Expiration Analysis

				Annualized Base Rent in Place at September 30, 2006
	Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)
ALL ANCHOR LEASES (1)

1	M-T-M	1	24,800	0.19%	$143	0.07%	$5.75
2	2006	5	67,294	0.50%	468	0.24%	6.96
3	2007	15	326,249	2.45%	2,499	1.30%	7.66
4	2008	28	625,120	4.69%	6,400	3.33%	10.24
5	2009	26	800,536	6.00%	7,222	3.75%	9.02
6	2010	18	517,209	3.88%	4,196	2.18%	8.11
7	2011	29	963,833	7.22%	9,687	5.03%	10.05
8	2012	24	676,013	5.07%	7,885	4.10%	11.66
9	2013	18	437,253	3.28%	5,377	2.79%	12.30
10	2014	23	744,433	5.58%	9,188	4.77%	12.34
11	2015+	95	4,297,505	32.21%	51,438	26.73%	11.97

TOTAL/WEIGHTED AVERAGE		282	9,480,245	71.06%	$104,503	54.31%	$11.02

ALL NON-ANCHOR LEASES (1)
1	M-T-M	8	26,211	0.20%	272	0.14%	10.38
2	2006	66	196,915	1.48%	2,917	1.52%	14.81
3	2007	213	506,515	3.80%	8,594	4.47%	16.97
4	2008	256	690,688	5.18%	11,630	6.04%	16.84
5	2009	248	614,274	4.60%	11,230	5.84%	18.28
6	2010	218	554,767	4.16%	11,013	5.72%	19.85
7	2011	144	435,200	3.26%	7,677	3.99%	17.64
8	2012	58	177,131	1.33%	18,771	9.75%	105.97
9	2013	38	133,144	1.00%	3,144	1.63%	23.61
10	2014	41	158,419	1.19%	3,764	1.96%	23.76
11	2015+	85	367,847	2.76%	8,916	4.63%	24.24

TOTAL/WEIGHTED AVERAGE		1,375	3,861,111	28.94%	$87,928	45.69%	$22.77

ALL LEASES
1	M-T-M	9	51,011	0.38%	$415	0.22%	$8.13
2	2006	71	264,209	1.98%	3,385	1.76%	12.81
3	2007	228	832,764	6.24%	11,093	5.76%	13.32
4	2008	284	1,315,808	9.86%	18,030	9.37%	13.70
5	2009	274	1,414,810	10.60%	18,452	9.59%	13.04
6	2010	236	1,071,976	8.03%	15,209	7.90%	14.19
7	2011	173	1,399,033	10.49%	17,364	9.02%	12.41
8	2012	82	853,144	6.39%	26,656	13.85%	31.24
9	2013	56	570,397	4.28%	8,521	4.43%	14.94
10	2014	64	902,852	6.77%	12,952	6.73%	14.35
11	2015+	180	4,665,352	34.97%	60,354	31.36%	12.94

TOTAL/WEIGHTED AVERAGE		1,657	13,341,356	100.00%	$192,431	100.00%	$14.42

(1)

Includes leases expiring on unconsolidated property owned in a joint venture.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in place at report date are calculated as follows:  annualized current monthly base rents in-place.

(4)

Annualized base rent divided by gross leasable area as of report date.

 Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2006

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2006	18	48,229	$668	$884	$216	32.3%
per square foot			$13.85	$18.33	$4.48

2Q2006	21	61,502	663	816	153	23.1%
per square foot			10.78	13.27	2.49

3Q2006	25	196,607	2,257	2,525	268	11.9%
per square foot			11.48	12.84	1.36

2006 Total	64	306,338	$3,588	$4,225	$637	17.9%
per square foot			$11.71	$13.81	$2.08

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2006	51	283,698	$3,007	$3,423	$416	13.8%
per square foot			$10.60	$12.07	$1.47

2Q2006	58	203,523	2,637	3,047	410	15.5%
per square foot			12.96	14.97	2.01

3Q2006	45	183,595	2,268	2,790	522	23.0%
per square foot			12.35	15.20	2.84

2006 Total	154	670,816	$7,912	$9,260	$1,348	17.0%
per square foot			$11.79	$13.80	$2.01

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

 Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2006

(In thousands except per share and square footage data)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2006	2	69,770	$-	$873
per square foot			$-	$12.51

2Q2006	9	31,807	-	496
per square foot			-	15.59

3Q2006	2	6,200	-	83
per square foot				13.39

2006 Total	13	107,777	$-	$1,452
per square foot			$-	$13.47

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended September 30, 2006

 (In thousands except per share and square footage data)

3rd Quarter 2006 Leasing Activity

New Leases	Non- Anchors	Anchors	Total

Number of Leases	22	3	25
Gross Leasable Area (Sq.Ft.)	69,767	126,840	196,607
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.28	8.76	12.84

Renewals	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	42	3	45
Gross Leasable Area (Sq.Ft.)	96,920	86,675	183,595
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.34	12.80	15.20

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	2	0	2
Gross Leasable Area (Sq.Ft.)	6,200	-	6,200
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.43	0.00	13.43

Total New, Renewal and Non- Comparable Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	66	6	72
Gross Leasable Area (Sq.Ft.)	172,887	213,515	386,402
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.38	10.40	13.97

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and nine months ended September 30, 2006 and 2005
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (Cash Basis)

The following schedule presents same store net operating income, which is the net operating income of properties owned in both the three and nine months ended September 30, 2006 and 2005, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, interest, depreciation, amortization, bad debt and general and administrative expenses.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and nine months ended September 30, 2006 and 2005.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, income from operations.

	Three months ended September 30, 2006	Three months ended September 30, 2005	% Increase -Decreased	Nine months ended September 30, 2006	Nine months ended September 30, 2005	% Increase -Decreased
Rental income and tenant recoveries:
"Same store" investment properties, 122 properties, approximately 10.3 million square feet	$41,467	41,042	1.0%	124,863	123,475	1.1%
"Other investment properties” 10 properties, approximately 799,000 square feet	2,597	1,335		7,439	7,549

Total rental income and tenant recoveries	44,064	42,377		132,302	131,024

Property operating expenses:
"Same store" investment properties (excluding interest, depreciation, amortization and bad debt expense)	$11,913	12,952	-8.0%	37,003	38,388	-3.6%
"Other investment properties" (excluding interest, depreciation, amortization and bad debt expense)	394	305		1,581	2,568

Total property operating expenses	12,307	13,257		38,584	40,956

Net operating income (rental and additional rental income less property operating expenses):
"Same store" investment properties	$29,554	28,090	5.2%	87,860	85,087	3.3%
"Other investment properties"	2,203	1,030		5,858	4,981

Total property net operating income	31,757	29,120		93,718	90,068

Other income:
Straight-line income	352	294		605	(16)
Lease termination income	200	-		322	6,264
Other property income	232	446		482	866
Other income	1,389	502		3,297	1,354
Management fee income from unconsolidated joint ventures	657	540		1,747	1,463
Gain on sale of investment properties	132	223		623	68

Other expenses:
Bad debt expense	(244)	(54)		(775)	(785)
Depreciation and amortization	(10,267)	(9,665)		(31,018)	(30,088)
General and administrative expenses	(2,428)	(2,339)		(7,374)	(6,503)
Interest expense	(11,490)	(10,070)		(32,875)	(30,980)
Minority interest	(194)	(299)		(810)	(732)
Equity in earnings of unconsolidated ventures	553	1,237		2,419	3,170
Income from operations	$10,649	9,935		30,361	34,149

Inland Real Estate Corporation
Supplemental Financial Information
For the nine months ended September 30, 2006
(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated

01/09/06	Big Lake Town Square	Big Lake	MN	67,835	$9,985	7.73%	100%	Coborn’s Grocery	2005
01/11/06	Honey Creek Commons	Terre Haute	IN	179,100	23,782	6.70%	100%	Kohl’s, Linens ‘n Things and TJ Maxx	2005
02/07/06	The Shoppes at Grayhawk	Omaha	NE	227,350	27,067	6.70%	99%	Lowe’s and Michaels	2001-2004
02/15/06	Algonquin Commons (1)	Algonquin	IL	560,433	154,000	6.70%	99%	Office Max, Old Navy, Ann Taylor, Pottery Barn	2004-2005
03/28/06	Pick ‘n Save	Waupaca	WI	63,780	8,125	8.70%	100%	Pick ‘n Save	2002
08/31/06	Wauconda Crossing	Wauconda	IL	90,920	13,950	8.41%	99%	Dominicks and Walgreens	1997

				1,189,418	$236,909

Property Dispositions

Date	Property	City	State	GLA Sq.Ft.	Sales Price	Gain/Loss on Sale

02/22/06	Crestwood Plaza	Crestwood	IL	20,044	$1,425	$(195)
04/27/06	Sears	Montgomery	IL	34,300	2,700	6
06/14/06	Bakers Shoes	Chicago	IL	20,000	3,250	2,323
09/12/06	Regency Point	Lockport	IL	54,841	8,300	3,883
				129,185	$15,675	$6,017

Development Property Acquisitions

Date	Property	City	State	Approx. Acres	Purchase Price

01/05/06	Kirk & Butterfield (2)	Aurora	IL	56	$8,364
03/31/06	Vacant Lot 6 (Shakopee Valley)	Shakopee	MN	2	848
06/06/06	Orchard & I-88 (3)	North Aurora	IL	31	18,000
08/30/06	Orchard & I-88 Phase II (3)	North Aurora	IL	26	9,200
				115	$36,412

Development Parcel Sales

Date	Property	City	State	Approx. Acres	Purchase Price	Gain/Loss on Sale

01/13/06	Kirk & Butterfield	Aurora	IL	15	$2,789	$399

(1)

The property was acquired through our joint venture with the New York State Teachers' Retirement System.

(2)

The land was acquired with our development venture partner, TMK Development

(3)

The land was acquired with our development venture partner, North American Real Estate.

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$2,267	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	3,004	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	8,509	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	5,326	5,900
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,754	50.0%	6,037	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,485	50.0%	10,757	6,765
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	193,313	50.0%	7,068	5,100
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	4,739	3,295
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	599,664	50.0%	845	17,480
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	114,914	50.0%	240	7,263
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	94,860	50.0%	96	4,968
02/15/06	IN Retail Fund, LLC	Algonquin Commons	Algonquin	IL	560,433	50.0%	12,532	3,300
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	159,268	50.0%	3,669	48,565

					2,738,061		$65,089	$127,241

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Allstate	5.21% Fixed	May 2012	$8,200
Allstate	5.63% Fixed	March 2011	8,510
Allstate	4.84% Fixed	December 2009	11,800
Archon	4.35% Fixed	December 2007	6,589
Bear Stearns Funding, Inc	6.50% Fixed	November 15, 2006	13,530
LaSalle Bank N.A.	4.94% Fixed	April 2012	17,500
LaSalle Bank N.A.	4.94% Fixed	April 2012	15,000
Principal	5.57% Fixed	October 2007	10,200
Principal	5.29% Fixed	December 2012	6,600
TIAA-CREF	5.45% Fixed	November 2014	76,367
TIAA-CREF	5.24% Fixed	December 2014	20,764
Wachovia	5.58% Fixed	April 2013	13,899
Wachovia	5.66% Fixed	April 2013	2,721
Wachovia	5.93% Fixed	April 2013	7,843
Wells Fargo	5.25% Fixed	July 2011	34,959

Total / Weighted Average	5.36%		$254,482

Venture with Crow Holdings

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

09/23/04	INCH III/Hastings, LLC	Hastings Marketplace	Hastings	MN	97,535	50.0%	$1,316	$4,890

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Principal Life Insurance	5.21% Fixed	October 2009	$9,780

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

(In thousands except per share and square footage data)

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt

06/06/06	NARE/Inland North Aurora	Under Development	North Aurora	IL	31 Acres	45.0%	2,627	7,551
0/30/06	NARE/Inland North Aurora	Under Development	North Aurora	IL	26 Acres	45.0%	$1,757	$2,837

					57 Acres		4,384	10,388

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

La Salle	7.43% Variable	June 2008	16,780
La Salle	7.48% Variable	August 2007	$6,305

Total / Weighted Average	7.44%		23,085

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	September 30, 2006 (unaudited)	December 31, 2005

Balance Sheet:

Assets:
Cash	$6,855	24,492
Investment in real estate, net	442,683	264,861
Construction in progress	474	27
Acquired lease intangibles, net	58,705	46,114
Accounts and rents receivable	9,210	7,599
Restricted cash	5,410	4,274
Leasing commissions, net	560	392
Loan fees, net	1,188	372
Other assets	432	439

Total assets	525,517	348,570

Liabilities:
Accounts payable and accrued expenses	958	739
Acquired lease intangibles, net	9,325	8,527
Accrued interest	1,126	668
Accrued real estate taxes	8,651	9,171
Security and other deposits	394	343
Mortgage payable	287,348	158,799
Prepaid rents and unearned income	622	890
Other liabilities	3,755	2,606

Total liabilities	312,179	181,743

Equity:
Inland	108,875	92,250
Other partners	104,463	74,577

Total equity	213,338	166,827

Total liabilities and equity	$525,517	348,570

Unconsolidated joint ventures had mortgages payable of $287,347 and $158,799 as of September 30, 2006 and December 31, 2005, respectively.  The Company’s proportionate share of these loans was $142,519 as of September 30, 2006, and $79,399 as of December 31, 2005.  As the debt is non-recourse, the Company is only liable up to its investment in the joint ventures.

Supplemental Financial Information
For the three and nine months ended September 30, 2006 and 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005
Revenues:
Rental income	$10,094	6,438	28,347	14,325
Tenant recoveries	3,697	2,753	11,618	6,324

Total revenues	13,791	9,191	39,965	20,649

Expenses:
Property operating expenses	1,801	1,156	5,169	3,185
Real estate tax expense	3,058	2,124	9,064	4,857
Bad debt expense	164	(2)	230	19
Depreciation and amortization	4,962	2,626	13,308	5,637

Total expenses	9,985	5,904	27,771	13,698

Operating income	3,806	3,287	12,194	6,951

Other income	115	204	267	751
Interest expense	(3,511)	(1,873)	(9,761)	(4,137)

Income from continuing operations	$410	1,618	2,700	3,565

IRC’s pro rata share	$207	899	1,387	2,118

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property List

As of September 30, 2006, we owned, outright or through joint ventures, 144 investment properties, comprised of 27 single-user retail properties, 89 Neighborhood Retail Centers and 28 Community Centers.  These investment properties are located in the states of Florida (1), Illinois (94), Indiana (7), Michigan (1), Minnesota (27), Missouri (1), Nebraska (1), Ohio (3), Tennessee (1) and Wisconsin (8).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User

Ameritech Joliet, IL	4,504	05/97	1995	100%	1	None

Bally's Total Fitness St. Paul, MN	43,000	09/99	1998	100%	1	Bally's Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	1	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	1	Carmax

Circuit City Traverse City, MI	21,337	01/99	1998	100%	0 (b)	Circuit City (b)

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	1	Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	1	Cub Foods

Cub Foods Hutchinson, MN	60,208	01/03	1999	100%	0 (b)	Cub Foods (b)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100%	1 (b)	Cub Foods (b)

Cub Foods Plymouth, MN	67,510	03/99	1991	100%	1	Cub Foods

Disney Celebration, FL	166,131	07/02	1995	100%	1	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	1	Dominick's Finer Foods

Dominick's Glendale Heights, IL	68,879	09/97	1997	100%	1	Dominick's Finer Foods

Dominick's Hammond, IN	71,313	05/99	1999	100%	2	Food 4 Less

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	1	Dominick's Finer Foods

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User

Dominick's West Chicago, IL	78,158	01/98	1990	0%	1	Springbrook Market

Eckerd Drug Store Chattanooga, TN	10,908	05/02	1999	100%	1	Eckerd Drug Store

Hollywood Video Hammond, IN	7,488	12/98	1998	100%	1	None

Home Goods Store Coon Rapids, MN	25,145	10/05	2005	100%	1	Home Goods

Michael's Coon Rapids, MN	24,240	07/02	2001	100%	1	Michael's

Petsmart Gurnee, IL	25,692	04/01	1997	100%	1	Petsmart

Pik 'N Save Waupauca, WI	63,780	03/06	2002	100%	1	Roundy’s

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	1	None

Staples Freeport, IL	24,049	12/98	1998	100%	1	Staples

United Audio Center Schaumburg, IL	9,988	09/99	1998	100%	1	None

Walgreens Decatur, IL	13,500	01/95	1988	100%	1 (b)	Walgreens (b) (c)

Walgreens Jennings, MO	15,120	10/02	1996	100%	1	Walgreens (c)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	10,047	11/97	1985/2004	99%	3	None

Aurora Commons Aurora, IL	126,908	01/97	1988	97%	22	Jewel Food Stores

Baytowne Shoppes/Square Champaign, IL	118,842	02/99	1993	96%	20	Staples
						Berean Bookstore
						Petsmart
						Famous Footwear
						Factory Card Outlet
Berwyn Plaza Berwyn, IL	18,138	05/98	1983	100%	4	Justice Produce

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	10	Coborn’s Super Store

Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	100%	14	Linens & Things
						Barnes & Noble
						Dress Barn
Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	100%	17	Tops, Inc.

Burnsville Crossing Burnsville, MN	91,015	09/99	1989	99%	12	Schneiderman’s Furniture
						Petsmart
Butera Market Naperville, IL	67,632	03/95	1991	100%	13	Butera

Byerly's Burnsville Burnsville, MN	72,365	09/99	1988	96%	6	Byerly's Food Store
						Erik's Bike Shop
Caton Crossing Plainfield, IL	83,792	06/03	1998	96%	17	Cub Foods

Cliff Lake Center Eagan, MN	73,582	09/99	1988	92%	34	None

Cobblers Crossing Elgin, IL	102,643	05/97	1993	99%	16 (b) (e)	Jewel Food Stores

Deer Trace Kohler, WI	149,881	07/02	2000	100%	13	Elder Beerman
						TJ Maxx
						Michael's
						Dollar Tree
Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	8	None

Downers Grove Market Downers Grove, IL	104,449	03/98	1998	99%	13	Dominick's Finer Foods

Eastgate Shopping Ctr Lombard, IL	131,601	07/98	1959 / 2000	85%	33	Schroeder's Ace Hardware

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	100%	15 (b)	Knowlan's Super Market

Elmhurst City Center Elmhurst, IL	39,090	02/98	1994	100%	12	Walgreens (c)

Fashion Square Skokie, IL	84,580	12/97	1984	100%	14	Cost Plus World Market
						Office Depot
Fashion Square II Skokie, IL	7,151	11/04	1984	100%	2	None

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	100%	10 (e)	MGM Liquor Warehouse
						Cub Foods
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	5	Factory Card Outlet

Gateway Square Hinsdale, IL	40,170	03/99	1985	100%	20	None

Goodyear Montgomery, IL	12,903	09/95	1991	100%	3	None

Grand and Hunt Club Gurnee, IL	21,222	12/96	1996	100%	3	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	8 (b)	The Tile Shop

Hastings Marketplace Hastings, MN	97,535	02/04	2002	100%	14(b) (d)	Cub Foods

Hawthorn Village Vernon Hills, IL	98,806	08/96	1979	95%	19	Dominick's Finer Foods

Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	86%	23	None

High Point Center Madison, WI	86,004	04/98	1984	90%	21 (b)	None

Homewood Plaza Homewood, IL	19,000	02/98	1993	100%	1	Office Depot

Iroquois Center Naperville, IL	140,981	12/97	1983	98%	30 (b)	Sears Logistics Services
						Planet Fitness
						Big Lots
						Xilin Association
Joliet Commons Ph II Joliet, IL	40,395	02/00	1999	100%	3	Office Max

Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	100%	12	Food 4 Less

Mankato Heights Mankato, MN	139,916	04/03	2002	99%	20	TJ Maxx
						Michael’s
						Old Navy
						Pier One
						Famous Footwear
Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	4	Roundy's

Maple Plaza Downers Grove, IL	31,196	01/98	1988	95%	12	None

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Mapleview Grayslake, IL	114,914	03/05	2000	79%	16 (b) (e)	Jewel Food Stores

Marketplace at 6 Corners Chicago, IL	117,000	11/98	1997	100%	6 (e)	Jewel Food Store
						Marshall’s Dept. Store
Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	8	Tops, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	5	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	98%	18(b)	Cue-Can-Do

Naper West Ph II Naperville, IL	50,000	10/02	1985	73%	1	JoAnn Fabrics

Niles Shopping Center Niles, IL	26,109	04/97	1982	87%	7	None

Northgate Center Sheboygan, WI	73,647	04/05	2003	99%	8	Piggly Wiggly

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	99%	14 (b)	Food 4 Less
						Murray’s Discount Auto
Oak Forest Commons Ph III Oak Forest, IL	7,424	06/99	1999	88%	4	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	100%	3	None

Orland Greens Orland Park, IL	45,031	09/98	1984	97%	11	Shoe Carnival
						Dollar Tree
Orland Park Retail Orland Park, IL	8,500	02/98	1997	100%	3	None

Park Avenue Centre Highland Park, IL	71,442	06/97	1996/2005	61%	2	Staples
						Sam’s Wine & Spirits
Park Place Plaza St. Louis Park, MN	84,999	09/99	1997/2006	100%	14	Office Max
						Petsmart
Park Square Brooklyn Park, MN	137,109	08/02	1986 / 1988	93%	22	Fashion Bug
						Rainbow Foods
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	2	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	11	Golf Galaxy

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	3	None

Regal Showplace Crystal Lake, IL	94,860	03/05	1998	96%	5 (e)	Regal Cinemas

Riverplace Center Noblesville, IN	74,414	11/98	1992	98%	10	Kroger
						Fashion Bug
River Square S/C Naperville, IL	58,260	06/97	1988	94%	24	None

Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	100%	17	Staples
						PetsMart
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	3	Binny's

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	5 (b)	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	100%	5 (b)	None

Salem Square Countryside, IL	112,310	08/96	1973 / 1985	100%	7	TJ Maxx
						Marshall’s
Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	91%	10	Sears Hardware

Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	90%	7	Linens and Things
						Pier 1 Imports
Shakopee Valley Shakopee, MN	146,430	12/02	2000 / 2001	100%	14	Kohl's
						Office Max
Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	96%	14	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	100%	18	None

Shoppes of Mill Creek Palos Park, IL	102,422	03/98	1989	100%	22 (e)	Jewel Food Stores

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	18%	5	None

Six Corners Chicago, IL	80,650	10/96	1966/2005	97%	8	Bally Total Fitness
						Office Depot

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Spring Hill Fashion Ctr West Dundee, IL	125,198	11/96	1985	70%	15	Pier One
						TJ Maxx
						Factory Card Outlet
St. James Crossing Westmont, IL	49,994	03/98	1990	97%	19 (b)	None

Stuart's Crossing St. Charles, IL	85,529	07/99	1999	95%	7	Jewel Food Stores

Terramere Plaza Arlington Heights, IL	40,965	12/97	1980	77%	18 (b)	None

Townes Crossing Oswego, IL	105,989	08/02	1988	98%	21 (b)	Jewel Food Stores

Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100%	11	Marshall's
						Factory Card Outlet
University Crossing Mishawaka, IN	136,430	10/03	2003	100%	21	Marshall's
						Babies R Us
						Petco
						Famous Footwear
						Dollar Tree Stores
						Pier 1 Imports
V. Richard's Plaza Brookfield, WI	107,952	02/99	1985	96%	20	V. Richards Market
						Guitar Center
						Pedro’s Mexican Restaurant
Wauconda Crossing Wauconda, IL	90,290	09/06	1997	99%	4	Dominicks
						Walgreens
Wauconda Shopping Ctr Wauconda, IL	31,357	05/98	1988	31%	2	None

West River Crossing Joliet, IL	32,452	08/99	1999	96%	16	None

Western & Howard Chicago, IL	11,974	04/98	1985	83%	2	None

Wilson Plaza Batavia, IL	11,160	12/97	1986	88%	7	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	92%	15 (b)	Frattalone

Wisner/Milwaukee Plaza Chicago, IL	14,677	02/98	1994	100%	4	None

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	93%	15	Jewel Food Stores
						U.S. Postal Service

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Algonquin Commons
Algonquin, IL	560,433	03/06	2004/2005	96%	80 (b) (e)	Circuit City
						PetsMart
						Office Max
						Wickes
						Barrett’s Home Theater
						Border's
						Forth & Towne
						Pottery Barn
						Old Navy
						DSW Warehouse
						Dick's Sporting Goods Trader Joe’s My Child’s Room
Bergen Plaza Oakdale, MN	272,233	04/98	1978	96%	35 (b)	K-Mart
						Roundy’s
						Petco
Chatham Ridge Chicago, IL	175,754	02/00	1999	100%	29 (b) (e)	Cub Foods
						Marshall’s Dept. Store
						Bally Total Fitness
Chestnut Court Darien, IL	170,027	03/98	1987	99%	21	Office Depot
						Powerhouse Gym
						Just Ducky
						Factory Card Outlot
						Stein Mart
Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	100%	16	Best Buy
						K-Mart
						Bed, Bath & Beyond
						The Sports Authority
						Cost Plus
						Borders Books
						Office Depot
Four Flaggs Niles, IL	306,661	11/02	1973 / 1998	99%	25 (b)	Wickes Furniture
						Jewel Food Stores
						Rhodes (b)
						Office Depot
						REI
						Petsmart
						Jo-Ann Fabrics
						Books-A-Million
						Women’s Workout World
Greentree Center & Outlot Caledonia, WI	169,268	02/05	1990/1993	99%	11	Pic n Save
						K-Mart
Honey Creek Crossing Terre Haute, IN	179,100	01/06	2005	100%	12	Kohl’s
						Linens ‘N Things
						TJ Maxx

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Joliet Commons Joliet, IL	158,922	10/98	1995	100%	16	Cinemark
						Petsmart
						Barnes & Noble
						Old Navy
						MC Sports
						La-Z Boy Showcase Shop
						Old Country Buffet
Lake Park Plaza Michigan City, IN	229,639	02/98	1990	95%	16 (b)	Wal-Mart
						Valuland (b)
						Jo Ann Fabrics
						Factory Card Outlet
Lansing Square Lansing, IL	233,508	12/96	1991	71%	15	Sam's Club
						Office Max
						Babies R Us
Maple Park Place Bolingbrook, IL	227,795	01/97	1992/2004	100%	28	Powerhouse Gym
						Office Depot
						Jo Ann Fabrics
						Sportmart
						Best Buy
Naper West Naperville, IL	164,812	12/97	1985	95%	30	TJ Maxx
						Barrett’s Home Theater Store
Orland Park Place Orland Park, IL	599,664	04/05	1980/1999	90%	26 (e)	K & G Superstore
						Old Navy
						Cost Plus World Market
						Stein Mart
						Tiger Direct
						Barnes & Noble
						Wickes Furniture
						DSW Shoe Warehouse
						Bed, Bath & Beyond
						Sports Authority
						Binny’s Beverage Depot
						Office Depot
						Dick’s Sporting Goods
						Marshall's
Park Center Plaza Tinley Park, IL	194,599	12/98	1988	99%	32 (b)	Cub Foods
						Bally's Total Fitness
						The Furniture Box
						Bud’s Sport Place
						Chuck E. Cheese
						Old Country Buffet

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Pine Tree Plaza Janesville, WI	187,413	10/99	1998	99%	21	Gander Mountain
						TJ Maxx
						Staples
						Michaels Stores
						Old Navy LLC
						Petco
						Famous Footwear
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	17	Home Depot
						Roundy’s
						Petsmart
						Office Max
						Old Navy
						Party City
Randall Square Geneva, IL	216,485	05/99	1999	100%	28 (e)	Marshall’s Dept. Store
						Bed, Bath & Beyond
						Old Navy
						Factory Card Outlet
						Shoe Carnival
						Petsmart
						Michaels Stores
Riverdale Commons Coon Rapids, MN	168,277	09/99	1998	100%	17	Roundy's
						Wickes Furniture
						Office Max
						Petco
						Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	94%	40 (b)	Best Buy
						Kerasotes Theaters
						Office Depot
						TJ Maxx
						Petsmart
						Michaels Stores
						Harlem Furniture
						Ulta Salon
						Old Country Buffet
Shoppes at Grayhawk Omaha, NE	227,350	02/06	2001/2004	100%	26	Lowe’s
						Michael’s
Shops at Orchard Place Skokie, IL	165,141	12/02	2000	97%	20	Best Buy
						DSW Shoe Warehouse
						Ulta Salon
						Pier 1 Imports
						Petco
						Walter E. Smithe
						Factory Card Outlet
Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	5	K-Mart
						Kroger

Inland Real Estate Corporation
Supplemental Financial Information
As of September 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Thatcher Woods River Grove, IL	193,313	04/02	1969/1999	98%	21 (e)	Walgreens
						A.J. Wright
						Olson’s Ace Hardware
						Hanging Garden Banquet
						Binny’s Beverage Depot
						Dominick’s
Village Ten Coon Rapids, MN	211,568	08/03	2002	98%	11	Lifetime Fitness
						Cub Foods
						Dollar Tree Stores
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973 1975 1997	99%	16 (b) (e)	Toys R Us
						Tower Records
						Luna Carpets
						Comp USA
						Cost Plus World Market
						Party City
						Discovery Clothing Harlem Furniture
Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	97%	10	Kohl's
						Jo Ann Fabrics
						Barnes & Noble
						Joseph A. Banks Clothiers
Woodland Commons Buffalo Grove, IL	170,398	02/99	1991	98%	35 (b)	Dominick's Finer Foods
						Jewish Community Center
Total/Weighted Average	13,970,065			96%

(a)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.

(b)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(c)	Beginning with the earlier date listed, pursuant to the terms of each lease, the tenant has a right to terminate prior to the lease expiration date.

(d)	Single property joint venture with Crow Holdings.

(e)	Joint Venture with the New York State Teachers' Retirement System.